Exhibit 10.2

Execution Version

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 12, 2019 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower, the Guarantors, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to amend the Existing Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.         Incorporation of Terms.   All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Credit Agreement.

2.         Representations and Warranties.  The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Existing Credit Agreement or under any other Loan Document on and as of the date hereof, and (ii) after giving effect to this Amendment, all representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.         Amendments to Existing Credit Agreement.

a.          Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of August 12, 2019.

“Third Amendment Add-backs” has the meaning set forth in the definition of “Consolidated EBITDA”.

“Third Amendment Effective Date” means the date that all conditions precedent as set forth in Section 4 of the Third Amendment have been satisfied.

“Third Amendment Permitted Debt Basket” has the meaning set forth in clause (a) of the definition of “Permitted Indebtedness”.

“Transformative Acquisition”  shall mean any acquisition, series of acquisitions, Investment or series of Investments in which the aggregate consideration is at least $125,000,000 and (i) that is not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or (ii) that would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

b.         The definition of “Consolidated EBITDA” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following paragraphs immediately to the end thereof:

“Notwithstanding the foregoing or anything set forth in this Agreement to the contrary, Consolidated EBITDA for the Fiscal Quarter set forth below shall be deemed to be the amount set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Consolidated EBITDA
Fiscal Quarter Ended September 30, 2018	$20,948,673.84
Fiscal Quarter Ended December 31, 2018	$27,402,489.75
Fiscal Quarter Ended March 31, 2019	$16,866,352.62
Fiscal Quarter Ended June 30, 2019	$18,272,063.38

With respect to the calculation of Consolidated EBITDA for any Fiscal Quarter (or the specified Fiscal Quarters set forth below) and without duplication of any add-backs otherwise included above for such period, the following amounts shall be added back to Consolidated EBITDA: (I) fees, costs and expenses related to, or in incurred in connection with, the Loan Documents and the BoA Credit Agreement, all amendments thereto and all Permitted Refinancing thereof (including without limitations, fees paid to the lenders thereunder), (II) fees, costs, expenses and reserves incurred or established in connection with settlements, litigations, claims or similar actions, in an amount not to exceed $250,000 in any Fiscal Year, (III) fees, costs, expenses and reserves incurred or established in connection with the Specified Matter (as defined in the fee letter, dated as of the date hereof, by and among the Borrower and the Agent) in an amount not to exceed the Specified Amount (as defined in the fee letter, dated as of the date hereof, by and among the Borrower and the Agent), (IV) (x) fees, costs, expenses, losses and charges related to, or in incurred in connection with, amendments to or termination of any Lease or sub-lease, in an amount not to exceed $800,000 for any period of twelve (12) month and (y) subject to the consent of the KKR Representative (such consent not be unreasonably delayed, withheld or conditioned (it being acknowledged that such consent shall not be deemed “unreasonably withheld” if the amount of the add-back is unacceptable to the KKR Credit Representative in its good faith credit judgment)), all fees, costs, expenses, losses and charges related to, or incurred in connection with a buy-out of any Lease or sub-lease by the Borrower or any other Loan Party so long as immediately before and after giving pro forma effect to such buy-out, (a) no Default or Event of Default shall have occurred and be continuing, (b) the Borrower and its Subsidiaries can demonstrate that (1) the Consolidated Total Leverage Ratio, as of the last day of the four Fiscal Quarter period most recently ended for which financial statements have been provided in accordance with Section 6.01, is no greater than 0.50x less than the applicable covenant level set forth in Section 7.15(a) for such period and (2) the Consolidated First Lien/First Out Leverage Ratio, as of the last day of the four Fiscal Quarter period most recently ended for which financial statements have been provided in accordance with Section 6.01 is no greater than 0.50x less than the applicable covenant level set forth in Section 7.15(b), in each case as if such buy out occurred on the first day of such period and before giving effect to the add-back contemplated in this clause (IV)(y) and (c) the sum of unrestricted cash on hand of the Borrower and its Subsidiaries plus Availability shall be greater than $10,000,000, (V) with respect to the calculation of Consolidated EBITDA for the Fiscal Quarter ended March 31, 2020, fees, costs and expenses related to, or incurred in connection with, the MSLO Transaction (including, without limitations, transaction costs, severance and other employment-related payments), in an amount not to exceed $800,000.00 and (VI) with respect to the calculation of Consolidated EBITDA for each of the Fiscal Quarters ended September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, pro forma cost savings, operating expense reductions, operating improvements, synergies and business optimization (including, without limitations, reductions in lease or sub-lease payments and employment-related payments) that are reasonably identifiable, reasonably factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) on or before September 30, 2020, in an amount not to exceed, (a) for the Fiscal Quarter ended September 30, 2019, $2,744,329.54, (b) for the Fiscal Quarter ended December 31, 2019,  $2,267,353.58, (c) for the Fiscal Quarter ended March 31, 2020,  $612,000.00, (d) for the Fiscal quarter ended June 30, 2020,  $250,000.00 and (e) for the Fiscal Quarter ended September 30, 2020, $100,000.00; provided further, that up to 10% of the aggregate amount of the amounts set forth in this paragraph that were not added back to Consolidated EBITDA of the Fiscal Quarter specified with respect to such amounts may be added back to Consolidated EBITDA of the next following Fiscal Quarter. The add-backs set forth in this paragraph are collectively referred to as the “Third Amendment Add-backs”.”

c.          The definition of “Consolidated Excess Cash Flow” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing clause (D) set forth therein in its entirety to read as follows:

“(D) the amount of cash payments made during such period and added back to Consolidated EBITDA pursuant to clauses (iv) and (vii) of the definition of “Consolidated EBITDA” and the cash payments made during such period and added back to the Consolidated EBITDA pursuant to the Third Amendment Add-backs.

d.         The definition of “Consolidated First Lien/First Out Leverage Ratio” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following paragraph immediately to the end thereof:

“For purposes of calculating the Consolidated First Lien/First Out Leverage Ratio, unrestricted cash equivalents and cash and cash equivalents restricted in favor of the Agent or the BoA Agent pursuant to one or more Blocked Account Agreements, in an aggregate amount not to exceed $5,000,000, will in each case be excluded from Indebtedness.”

e.          The definition of “Consolidated Total Leverage Ratio” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following paragraph immediately to the end thereof:

“For purposes of calculating the Consolidated Total Leverage Ratio, unrestricted cash equivalents and cash and cash equivalents restricted in favor of the Agent or the BoA Agent pursuant to one or more Blocked Account Agreements, in an aggregate amount not to exceed $5,000,000, will in each case be excluded from Indebtedness.”

f.          Clause (a) of the definition of “Permitted Indebtedness” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(a)      (i) Indebtedness in respect of the BoA Credit Agreement and any Permitted Refinancing thereof (collectively, the “BoA Facility”); provided that (A) the aggregate outstanding principal amount of any Indebtedness in respect of the BoA Facility shall not exceed $350,000,000 in the aggregate (as such amount may be increased by up to an amount that would not result in the Consolidated First Lien/First Out Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements are required to have been delivered hereunder by the Borrower to exceed 3.00:1.00, after giving pro forma effect to the incurrence of such incremental loans under the BoA Facility, pursuant to the incremental provisions therein as in effect on the First Amendment Effective Date) at any time; provided further that in no event from and after the Third Amendment Effective Date shall Indebtedness be permitted to be borrowed, extended or incurred under the BoA Facility other than (x) Revolving Credit Extensions (as defined in the BoA Credit Agreement as in effect on the Second

Amendment Effective Date) in an amount not to exceed $30,000,000 and (y) any Permitted Refinancing (which may be in form of Revolving Credit Extensions or other forms of Indebtedness under the BoA Credit Agreement that are permitted hereunder and under the Intercreditor Agreement) of Indebtedness in respect of the BoA Facility outstanding as of the Third Amendment Effective Date (clause (x) and (y) collectively referred to as the “Third Amendment Permitted Debt Basket”) and (B) any Indebtedness in respect of the BoA Facility shall not have an earlier maturity date than the Maturity Date or a Weighted Average Life to Maturity shorter than that of the BoA Facility in effect on the First Amendment Effective Date and (ii) any other Indebtedness outstanding on the Third A&R Effective Date and listed on Schedule 7.03 hereto and, in the case of the foregoing clause (ii), any Permitted Refinancing thereof.”

g.         Section 2.04(d) of the Existing Credit Agreement is hereby amended by adding the following to the end thereof:

“Notwithstanding the foregoing, no payment under this Section 2.04(d) shall be required with respect to Consolidated Excess Cash Flow for the Fiscal Year ending December 31, 2019.”

h.         Section 2.06(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)      In addition to the mandatory prepayment provisions set forth in Section 2.04 above, commencing on September 30, 2020 (and, for the avoidance of doubt, no such mandatory prepayments under this clause (a) shall be required to be made from the Third Amendment Effective Date until September 30, 2020), the Borrower shall repay the Initial Term Loan in an amount equal to, $1,000,000 on each of March 31, June 30, September 30 and December 31 of each calendar year.”

i.          Section 2.08(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)      Early Termination Fee.  In the event that the Borrower prepays or repays all or part of the Loans pursuant to Section 2.04 (unless such prepayment or repayment is made pursuant to Section 2.04(b),  2.04(c),  2.04(d) (in each case, regardless of whether any prepayment or repayment is required to be made pursuant to Section 2.04 of the BoA Credit Agreement (as in effect on the Third Amendment Effective Date) at such time from the applicable proceeds) or 2.06(a)) or as a result of an acceleration of the Loans pursuant to Section 8.02, then the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a fee (the “Early Termination Fee”) equal to (i) if such prepayment or repayment occurs on or after the Third Amendment Effective Date and prior to the twelfth (12th) month anniversary of the Third Amendment Effective Date, three percent (3%) of the outstanding principal amount of the Loans prepaid or repaid at such time, (ii) if such prepayment or repayment occurs on or after the twelfth (12th) month anniversary of the Third Amendment Effective Date and prior to the twenty-fourth

(24th) month anniversary of the Third Amendment Effective Date, two percent (2%) of the outstanding principal amount of the Loans prepaid or repaid at such time or (iii) if such prepayment or repayment occurs on or after the twenty-fourth (24th) month anniversary of the Third Amendment Effective Date and prior to the thirty-sixth (36th) month anniversary of the Third Amendment Effective Date, one percent (1%) of the outstanding principal amount of the Loans prepaid or repaid at such time; provided, that if such prepayment or repayment occurs on or after the thirty-sixth (36th) month anniversary of the Third Amendment Effective Date, no Early Termination Fee shall be due and payable; provided further, that if such prepayment or repayment is made in connection with or immediately following a Change of Control or Transformative Acquisition, the Early Termination Fee shall instead be (i) if such prepayment or repayment occurs on or after the Third Amendment Effective Date and prior to the twelfth (12th) month anniversary of the Third Amendment Effective Date, two percent (2%) of the outstanding principal amount of the Loans prepaid or repaid at such time, (ii) if such prepayment or repayment occurs on or after the twelfth (12th) month anniversary of the Third Amendment Effective Date and prior to the twenty-fourth (24th) month anniversary of the Third Amendment Effective Date, one percent (1%) of the outstanding principal amount of the Loans prepaid or repaid at such time or (iii) if such prepayment or repayment occurs on or after the twenty-fourth (24th) month anniversary of the Third Amendment Effective Date, no Early Termination Fee shall be due and payable.  All parties to this Agreement agree and acknowledge that the Lenders will have suffered damages on account of the prepayment of the Loans during such timeframe set forth in this Section 2.08(b) and that, in view of the difficulty in ascertaining the amount of such damages, the Early Termination Fee constitutes reasonable compensation and liquidated damages to compensate the Lenders on account thereof.”

j.          Section 7.03(a) of the Existing Credit Agreement is hereby amended by replacing the proviso that follows immediately after “Permitted Indebtedness” with the following:

“; provided, however, that from and after the Third Amendment Effective Date the only Permitted Indebtedness that may be incurred by the Borrower shall be pursuant to clause (a) thereof but subject to Third Amendment Permitted Debt Basket.”

4.         Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):

a.          This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, and the Required Lenders, and the Agent shall have received evidence thereof.

b.         All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan

Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.

c.          After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

d.         The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) due and payable on or prior to the Third Amendment Effective Date, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date.

5.         Consent to BoA Amendment.  The Agent, on behalf of itself and the Secured Parties, hereby consents to the terms and conditions of an amendment to the BoA Credit Agreement (the “BoA Amendment”; the effective date on which such BoA Amendment is effective, the “BoA Amendment Effective Date”) consisting of the amendments and modifications set forth in Annex I hereto and the payment of any fees in connection therewith, and acknowledges and agrees that, on and after the BoA Amendment Effective Date, all references in the Amended Credit Agreement and the Intercreditor Agreement to the “BoA Credit Agreement” or the “BofA Credit Agreement” shall mean and refer to the BoA Credit Agreement, as amended by the BoA Amendment.

6.         Amendment Fee.  On the Third Amendment Effective Date, the Borrower will pay an amendment fee to the Agent for the benefit of each Lender in the amount set forth in that side letter entered into between the Agent (at the direction of the Required Lenders) and the Borrower on the Third Amendment Effective Date.

7.         Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

8.         Reaffirmation of Obligations.  The Borrower hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

9.         Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

10.       Multiple Counterparts.   This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

11.       Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR

RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

12.       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

13.       Agent Authorization.  Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment and the side letter referenced in Section 6 on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

SBG FM, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

THE BASKETBALL MARKETING COMPANY, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

GAIAM BRAND HOLDCO, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Banking Officer

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

FS KKR CAPITAL CORP

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

FS INVESTMENT CORPORATION II

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

FS INVESTMENT CORPORATION III

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner
By:	Apollo Centre Street Advisors (APO DC‐GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.
By:	Apollo Union Street Advisors, L.P., its General Partner
By:	Apollo Union Street Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO KINGS ALLEY CREDIT FUND, LP

By:	Apollo Kings Alley Credit Advisors, L.P., its general partner
By:	Apollo Kings Alley Credit Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.
By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.
By:	Apollo Tactical Value SPN Advisors (APO DC), L.P., its General Partner
By:	Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO INVESTMENT CORPORATION
By:	Apollo Investment Management, L.P., as Advisor
By:	ACC Management, LLC, as its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

ANNEX I to Third Amendment

Definition of “Consolidated EBITDA” – amendments and modifications conforming to the amendments and modifications set forth in this Amendment with respect to “Consolidated EBITDA”.

Definition of “Consolidated First Lien Leverage Ratio” – amendments and modifications conforming to the amendments and modifications set forth in this Amendment with respect to “Consolidated First Lien/First Out Leverage Ratio”.

Definition of “Revolver Commitment” – permanent reduction of the commitments to an aggregate amount of $30,000,000 (and deletion of any ability to incur additional Revolving Commitments under Section 2.14 of the BoA Credit Agreement or otherwise).

Section 2.06(a) and (b) – amendments to reduce the prepayment obligations set forth therein to no less than $2,500,000 per fiscal quarter.

Inclusion of a consent by (i) the BoA Agent to this Amendment and (ii) the lenders under the BoA Facility to this Amendment and to an amendment to the Intercreditor Agreement which amends the definition of “Maximum BofA Facility Amount” to (x) amend the amount set forth in clause (a) thereof to be no greater than 110% of the aggregate amount of the Indebtedness in respect of the BofA Credit Agreement outstanding as of the Third Amendment Effective Date plus an additional $33,000,000 and (y) delete clause (b) of such definition in its entirety.

[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]